Exhibit 99.1

Contact:	Freeman Lyle
Chief Financial Officer
	Kennedy Wilson	9701 Wilshire Blvd. Suite 700
	(310) 887-6453	Beverly Hills, CA 90212
flyle@kennedywilson.com
www.kennedywilson.com

NEWS RELEASE

KENNEDY WILSON REPORTS FIRST QUARTER EARNINGS

BEVERLY HILLS, Calif. (May 11, 2010) – Kennedy-Wilson Holdings, Inc. (NYSE: KW) (“Kennedy Wilson” or the “Company”), an international real estate investment and services company, today reported a first quarter 2010 loss of $0.08 per share. Adjusting for the amortization of merger-related and non-cash compensation, first quarter 2010 income would have been $0.03 per share. The Company’s proforma earnings before interest, taxes and depreciation (“proforma EBITDA”) for the first quarter were $0.15 per share.

“We are pleased with our performance,” said William McMorrow, chairman and CEO of Kennedy Wilson. “We are continuing our focus on growing assets under management through strategic real estate acquisitions and platform expansion, and we are on target for the full year 2010.”

First Quarter 2010 Company Highlights

•	Began trading on the NYSE under the symbol “KW”

•	Acquired a $342 million loan portfolio from a West Coast regional bank under a newly created platform with a major international financial institution

•	Formed a strategic alliance with Urban Partners and Keller CMS to pursue a variety of real estate related activities, including property management and construction related functions

•	Closed out all remaining units in The Mercury, a Los Angeles condominium project

•	Expanded retail capabilities with the acquisition of Sachse Real Estate

•	Hired key positions:

•	VP of Business Development for KW Auction Group in Hawaii

•	VP of Business Development for KW Auction Group in New York

•	Managing Director of Acquisitions to focus on multifamily investments in Southern California

•	Managing Director of Commercial Investment Group to head our debt origination platform

•	Marketing and Communications Manager to spearhead our marketing and public relations efforts

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FOR IMMEDIATE RELEASE

Kennedy Wilson Reports 1Q 2010 Earnings

Subsequent Company Highlights

•	Purchased a large apartment community in Northern California

•	Acquired a $41 million loan portfolio from a regional bank

Conference Call and Webcast Details

The Company will hold a live conference call and webcast to discuss results at 6 a.m. Pacific Time/ 9 a.m. Eastern Time on Tuesday, May 11, 2010.

The direct dial-in number for the conference call is (877) 536-5544 for U.S. and Canada callers and (702) 894-2274 for international callers. A replay of the call will be available for one week beginning two hours after the live call and can be accessed by (800) 642-1687 for U.S. and Canada callers and (706) 645-9291 for international callers. The access code for the live call and the replay is 74865569.

The webcast will be available at:

http://event.meetingstream.com/r.htm?e=212282&s=1&k=EBC7BC75B81F9F4FC06F3A8BEC877AD1 . A replay of the webcast will be available 24 hours after the original webcast on the Company’s web site for 90 days.

About Kennedy Wilson

Founded in 1977, Kennedy Wilson is an international real estate investment and services company headquartered in Beverly Hills, CA with 22 offices in the U.S. and Japan. The Company offers a comprehensive array of real estate services including property and asset management, brokerage and auction services, and construction and trust management. Through its fund management and separate account businesses, Kennedy Wilson is a strategic investor and manager of real estate investments in the U.S. and Japan. For further information on Kennedy Wilson, please visit www.kennedywilson.com.

Forward-Looking Statements

This news release contains forward-looking statements as well as historical information. Statements of goals and strategies and words such as “plan,” “believe,” “anticipate,” “expect,” “objectives,” “forecast,” “predict” and other similar words are intended to identify forward-looking statements. These forward looking statements are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and involve risks, uncertainties and other factors that may cause the Company’s actual results, performance, or financial condition to be materially different from any results, performance, or financial condition suggested by the statements in this news release.

Non-GAAP Financial Information

In addition to the results reported in accordance with U.S. generally accepted accounting principles (GAAP) included within this press release, Kennedy Wilson has provided certain information, which includes non-GAAP financial measures (proforma statement of income, adjusted earnings per share and EBITDA). Such information is reconciled to its closest GAAP measure in accordance with the Securities and Exchange Commission rules and is included in the attached supplemental data. Management believes that these

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FOR IMMEDIATE RELEASE

Kennedy Wilson Reports 1Q 2010 Earnings

non-GAAP financial measures are useful to both management and the Company’s shareholders in their analysis of the business and operating performance of the Company. Management also uses this information for operational planning and decision-making purposes. Non-GAAP financial measures are not and should not be considered a substitute for any GAAP measures. Additionally, non-GAAP financial measures as presented by Kennedy Wilson may not be comparable to similarly titled measures reported by other companies.

Tables Follow

FOR IMMEDIATE RELEASE

Kennedy Wilson Reports 1Q 2010 Earnings

Kennedy Wilson-Holdings, Inc.

Consolidated Balance Sheets

(Unaudited)

March 31, 2010
Assets
Cash and cash equivalents	$43,729,000
Accounts receivable	1,004,000
Accounts receivable - related parties	3,933,000
Income tax receivable	8,538,000
Notes receivable	541,000
Notes receivable - related parties	5,901,000
Real estate, net	40,591,000
Investments in joint ventures	198,417,000
Goodwill and other assets	30,700,000

Total assets	$333,354,000
Liabilities and equity
Liabilities
Accounts payable and other liabilities	$29,865,000
Line of credit, notes payable, mortgages and other long-term debt	127,083,000

Total liabilities	156,948,000
Equity
Common stock	4,000
Additional paid-in capital	157,793,000
Retained earnings	15,689,000
Accumulated other comprehensive income	2,407,000

Total Kennedy-Wilson Holdings, Inc. shareholders’ equity	175,893,000
Non-controlling interests	513,000

Total equity	176,406,000
Total liabilities and equity	$333,354,000

FOR IMMEDIATE RELEASE

Kennedy Wilson Reports 1Q 2010 Earnings

Kennedy-Wilson Holdings, Inc.

Statement of Income and Proforma Statement of Income

(Unaudited)

		(Non-GAAP)
	GAAP	Pro Rata Unconsolidated Investments	Proforma Total
Management and leasing fees and commissions	6,220,000	0	6,220,000
Sales of real estate	3,937,000	0	3,937,000
Rental income and other income	669,000	5,947,000	6,616,000
Interest income[1]	0	1,879,000	1,879,000

Total revenue	10,826,000	7,826,000	18,652,000

Commission, marketing, compensation and related expenses[2]	9,873,000	0	9,873,000
Cost of real estate sold	2,714,000	0	2,714,000
General, administrative, depreciation and amortization	2,043,000	1,949,000	3,992,000
Rental operating expense	241,000	2,486,000	2,727,000

Total operating expense	14,871,000	4,435,000	19,306,000

Equity in joint venture income	1,308,000	(1,308,000)	0

Total operating income (loss)	(2,737,000)	2,083,000	(654,000)
Non-operating income (expense)
Interest income	281,000	(281,000)	0
Interest expense	(2,114,000)	(1,802,000)	(3,916,000)

Income (loss) before benefit from income taxes	(4,570,000)	0	(4,570,000)
Provision for income taxes	1,998,000	0	1,998,000

Net income (loss)	(2,572,000)	0	(2,572,000)
Net income attributable to the non-controlling interests	(568,000)	0	(568,000)

Net income (loss) attributable to Kennedy-Wilson Holdings, Inc.	(3,140,000)	0	(3,140,000)
Other comprehensive income, net of tax	(196,000)	0	(196,000)

Total comprehensive income (loss)	(3,336,000)	0	(3,336,000)

[1]	Interest income of $281,000 has been moved to the revenue line, because Kennedy-Wilson believes that this is recurring revenue which will be realized on originated loans and discounted note purchases
[2]	Includes amortization of merger-related and non-cash compensation

FOR IMMEDIATE RELEASE

Kennedy Wilson Reports 1Q 2010 Earnings

Kennedy-Wilson Holdings, Inc.

Earnings Per Share and Adjusted Earnings Per Share

(Unaudited)

Net income (loss) attributable to Kennedy Wilson	(3,140,000)
Shares	38,980,351
GAAP earnings (loss) per share	(0.08)
Net income (loss) attributable to Kennedy Wilson	(3,140,000)
Non-GAAP adjustments:
Plus: Amortization of merger-related and non-cash compensation	4,130,000
Adjusted net income	990,000
Shares	38,980,351
Non-GAAP adjusted earnings per share	0.03

Kennedy-Wilson Holdings, Inc.

Proforma EBITDA

(Unaudited)

		(Non-GAAP)
		Pro Rata Unconsolidated Investments	Proforma Total
GAAP Net loss	(2,572,000)	0	(2,572,000)
Non-GAAP add back adjustments:
Interest	2,114,000	1,802,000	3,916,000
Taxes - income	(1,998,000)	0	(1,998,000)
Depreciation and amortization	285,000	1,949,000	2,234,000
Amortization of merger-related and non-cash compensation	4,130,000	0	4,130,000
Proforma EBITDA			5,710,000
Shares			38,980,351
Proforma EBITDA per share			0.15

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FOR IMMEDIATE RELEASE